                                                                       EXHIBIT 1

                             PROVIDIAN CORPORATION

                                  $500,000,000

                          MEDIUM-TERM NOTES, SERIES E


                             DISTRIBUTION AGREEMENT
                             ----------------------


                                       September 27, 1996

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner
 & Smith Incorporated,
North Tower,
World Financial Center,
New York, New York 10281-1323.


Ladies and Gentlemen:

     Providian Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series E (the "Securities") at an aggregate initial public offering price of up to $500,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (which agreement may either be in writing, or the terms of which may be agreed upon orally, with written confirmation prepared by the Agent and mailed or transmitted to the Company, each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

     The Securities will be issued under the Indenture, dated as of January 1, 1994 (the "Indenture"), between the Company and First Trust of New York, National Association (successor to Morgan Guaranty Trust Company of New York), as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

     1. The Company represents and warrants to, and agrees with, each Agent that:

     (a) Two registration statements on Form S-3 (file nos. 33-49719 and 333-10123) in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent and excluding exhibits to such registration statements but including all documents incorporated by reference in the prospectus relating to such debt securities contained in the latest registration statement, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered to the Agents); and no stop order suspending the effectiveness of any such registration statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statements at the time such part of such registration statements became effective but excluding Form T-1, each as amended at the time such part of the registration statements became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including the prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of the particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Act, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

     (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

     (d) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (except as a result of issuances relating to employee stock option or other benefit plans of the Company) or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus (the term "Subsidiary" as used in this Agreement refers to Commonwealth Life Insurance Company, Providian Bancorp, Inc., Peoples Security Life Insurance Company, Providian Life and Health Insurance Company and any other subsidiary of the Company that would constitute a "significant subsidiary" of the Company under Rule 1.02(v) of Regulation S-X under the Act);

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

     (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

     (g) The Securities have been duly authorized, and, when Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

     (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or any statute or any order, rule or regulation of any such court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

     (i) There are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its Subsidiaries which, in the judgment of the Company, would not individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; to the best of the Company's knowledge no such proceedings are threatened or contemplated by governmental authorities or threatened by others; the amounts accrued for taxes on the latest consolidated statement of financial condition of the Company and its subsidiaries included or incorporated by reference in the Prospectus are sufficient for the payment of all federal, state, county and local taxes of the Company and its Subsidiaries, whether or not disputed, which are properly accruable; and all federal, state, county and local taxes due and payable by the Company, any of its Subsidiaries or Capital Liberty, L.P. have been paid or adequate provision has been made for such payment;

     (j) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

     (k) The statements set forth in the Prospectus under the captions "Description of Debt Securities" (and in the corresponding caption in the Prospectus as amended or supplemented), insofar as they purport to constitute a summary of the terms of the Securities, are accurate, complete and fair;

     (l) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (m) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

     (n) Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company shall not have been terminated pursuant to Section 10 with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of 9 months or more except pursuant to this Agreement or any Terms Agreement or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to request the Agents to execute, prior to the date fifteen business days after such request, an amendment to this Agreement to provide for another person as an Agent hereunder on substantially the same terms as the Agents hereunder on the date of such request and each Agent shall have the right either to execute such amendment or to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to
Section 10 with respect to such Agent. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

     Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder, including without limitation its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k), shall automatically terminate the Agents' obligations hereunder, including without limitation its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

          The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                                           Commission
                                                         (percentage of
                                                            aggregate
                                                         principal amount
         Range of Maturities                         of Securities Sold)
         -------------------                         --------------------

From 9 months to less than 1 year ................  .125%
From 1 year to less than 18 months................  .150%
From 18 months to less than 2 years...............  .200%
From 2 years to less than 3 years.................  .250%
From 3 years to less than 4 years.................  .350%
From 4 years to less than 5 years.................  .450%
From 5 years to less than 6 years.................  .500%
From 6 years to less than 7 years.................  .550%
From 7 years to less than 10 years................  .600%
From 10 years to less than 15 years...............  .625%
From 15 years to less than 20 years...............  .675%
For 20 years and more.............................  .750%

          (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. Such Agent may offer the Securities they have purchased as principal to other dealers. Such Agent may sell such Securities to any dealer at a discount and, unless otherwise specified in the applicable Pricing Supplement, such discount allowed to any dealer may include all or part of the discount to be received from the Company. The commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

          For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

          Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

          (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency (or, if such Security is denominated in a composite currency, in any country issuing a currency comprising a portion of such composite currency), except as permitted by applicable law.

          3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

          4.  The Company covenants and agrees with each Agent:

          (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b)(3) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus (other than any Pricing Supplement that relates to Securities not purchased through or by such Agent) has been filed with, or mailed for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus in New York City as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

          (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement (as defined in Rule 158(c)), (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) So long as any Securities are outstanding, to furnish to such Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

          (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities;

          (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

          (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement) and each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of

Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

          (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of Stites & Harbison, counsel for the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

          (j)  That each time the Company files an annual report pursuant to
Section 13(a) or 15(d) of the Exchange Act and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of the General Counsel of the Company in form and substance satisfactory to such Agent, dated the date of such filing or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in Section 6(d) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance;

          (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, and furnished no later than the date (the "Comfort Letter Delivery Date") that is five business days after the date of such amendment, supplement or incorporation or at such Time of Delivery, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in
Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent;

          (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment or incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(h) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

          (m) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in
Section 6(a), 6(f) or 6(g) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(m), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(a), 6(f) and 6(g), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(a), 6(f) and 6(g) on behalf of any such person).

          5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees and reasonable expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification numbers for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved in advance by the Company; and (xi) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

          6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(l) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

          (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to this agreement, the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Stites & Harbison, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that (such counsel being entitled to (x) rely in respect of the opinions in clause (iv) below upon opinions of local counsel and in respect of any matters of fact upon certificates of officers of the Company and its Subsidiaries and of public officials, provided that such counsel shall state that they believe that both the Agents and they are justified in relying upon such opinions and certificates and (y) state in respect of the opinion in clause (viii) below that they have assumed that at the time of the issuance, sale and delivery of each Security the authorization of the Securities will not have been modified or rescinded and there will not have occurred any change in law affecting the validity or legally binding character of the Securities and that they have also assumed that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security nor the compliance by the Company with such terms will violate any applicable law, instrument or agreement then binding upon the Company, or any restriction imposed by any court or governmental body having jurisdiction over the Company):

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

               (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification;

               (iv) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification and as to which failure to be so qualified would subject such Subsidiary to any material liability or disability; and each Subsidiary has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (including, without limitation, each insurance commission having jurisdiction over any insurance Subsidiary) to own or lease its properties and to conduct its business as described in the Prospectus;

               (v) All of the issued shares of capital stock of each Subsidiary have been duly and validly authorized and issued, are fully paid and nonassessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (vi) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject, other than as set forth in the Prospectus and other than litigation incident to the kind of business conducted by the Company and its Subsidiaries, which, in the opinion of such counsel, individually and in the aggregate is not material to the Company and its Subsidiaries; to the best of such counsels' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and, to the best of such counsel's knowledge, the Company, its Subsidiaries and Capital Liberty, L.P. are in substantial compliance with all applicable federal and state tax statutes, regulations and official rulings and interpretations;

               (vii) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

               (viii) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (ix) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

               (x) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (a) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or (b) any indenture, mortgage, deed of trust, loan agreement, financing agreement or instrument, lease or agreement relating to an acquisition or divestiture known to such counsel to which any of the Subsidiaries is a party or by which any of the Subsidiaries is bound, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, of the Company or the By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties;

               (xi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

               (xii) The statements set forth in the Prospectus under the captions "Description of Debt Securities" (and in the corresponding caption in the Prospectus as amended or supplemented), insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "United States Taxation" and "Plan of Distribution" (and in the corresponding captions in the Prospectus as amended or supplemented), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair (provided that such counsel need express no opinion with respect to statements set forth in the Prospectus under the caption "Plan of Distribution" (and in the corresponding caption in the Prospectus as amended or supplemented) but only to the extent such statements are made in reliance upon and conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities);

               (xiii) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (xiv) The documents incorporated by reference in the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

               (xv) The Registration Statement and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except for those referred to in the opinion in subsection (xii) of this Section 6(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

          (d) The General Counsel of the Company, shall have furnished to you his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that the issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to him to which any of the Subsidiaries is a party or by which any of the Subsidiaries is bound (such counsel being entitled to rely in respect of any matters of fact upon certificates of officers of the Subsidiaries and of public officials, provided that such counsel shall state that he believes that both such Agent and he are justified in relying upon such certificates);

          (e) (i) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each Comfort Letter Delivery Date or Time of Delivery referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or the related applicable date referred to in
     Section 4(k), as the case may be, and (ii) if such Solicitation Time is on or after any applicable date referred to in Section 4(k) but prior to the related Comfort Letter Delivery Date, such accountants shall have furnished to such Agent a letter, dated such applicable date, such letters being, in any such case described in clause (i) or (ii), in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

          (f) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of

     Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock or long-term debt of the Company on a consolidated basis or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

          (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities of the Company in particular or securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (v) any such "nationally recognized statistical rating organization" shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (h) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(l) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request; and

          (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency.

          7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

          (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be required to indemnify the indemnified party for any amount paid or payable by the indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

          (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

          8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise) is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

          9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

          Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 7 hereof, the representations and warranties in subsections (b), (c) and (d) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement, the Prospectus or any amendment or supplement thereto contained in any certificate furnished by the Company pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Agent who is a director, officer or controlling person of the Company when and after the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and
(z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5,
Section 7, Section 8 and Section 9 hereof are concerned.

          11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 363-7609,
Attention: Credit Department, and if to Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be sufficient in all respects when delivered or sent by telex, facsimile transmission or registered mail to World Financial Center, North Tower, New York, New York 10281, Facsimile Transmission No. (212) 449-2234, Attention: MTN

Product Management and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to it at its address set forth in the Prospectus.

          12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

          13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

          14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                       Very truly yours,

                                       PROVIDIAN CORPORATION



                                       By: /s/ Gregory P. Givan
                                          --------------------------------------
                                          Name: Gregory P. Givan
                                          Title: Second Vice President,
                                                 Corporate Finance


Accepted in New York, New York,
as of the date hereof:


/s/ Goldman, Sachs & Co.
- --------------------------------------
      (Goldman, Sachs & Co.)


MERRILL LYNCH, PIERCE, FENNER & SMITH
           INCORPORATED


By: /s/ Scott G. Primrose
   -----------------------------------
   Name: Scott G. Primrose
   Title: Authorized Signatory

                                                                         ANNEX I
                                                                         -------

                             PROVIDIAN CORPORATION

                              [Title of Security]

                                Terms Agreement
                                ---------------



                                                            ............, 19..



[Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.]

[Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith
          Incorporated,
North Tower,
World Financial Center,
New York, New York 10281-1323]


Ladies and Gentlemen:

          Providian Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated January 14, 1994 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Agents") on the other, to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated] and [Goldman, Sachs & Co.] [Merrill Lynch, Pierce, Fenner & Smith Incorporated] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us ...... counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                       PROVIDIAN CORPORATION



                                       By:
                                          ...................
                                                   ([Title])

Accepted:


[...........................
            (Goldman, Sachs & Co.)]


[MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED


      By:
         ...................
                ([Title])]

                                                             Schedule to Annex I

TITLE OF PURCHASED SECURITIES:

     [   %] Medium-Term Notes, Series E

AGGREGATE PRINCIPAL AMOUNT:


     [$       or units of other Specified Currency]

[PRICE TO PUBLIC:]

PURCHASE PRICE BY [Goldman, Sachs & Co.]
[Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith     Incorporated]:

          % of the principal amount of the Purchased Securities[, plus accrued
     interest, if any, from          to            ][and accrued amortization,
     if any, from         to            ]

FORM OF DESIGNATED SECURITIES:

     [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian][the
     Representatives].]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

METHOD OF AND SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

     By wire transfer to a bank account specified by the Company in Federal (same day) funds

INDENTURE:

     Indenture, dated as of January 1, 1994, between the Company and First Trust of New York, National Association (successor to Morgan Guaranty Trust Company of New York), as Trustee

TIME OF DELIVERY:

CLOSING LOCATION:

MATURITY:

INTEREST RATE:

     [   %]

INTEREST PAYMENT DATES:

     [months and dates]

DOCUMENTS TO BE DELIVERED:

     The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

          [(1) The opinion or opinions of counsel to the Agents referred to in Section 4(h).]

          [(2) The opinion of counsel to the Company referred to in Section 4(i).]

          [(3) The opinion of the General Counsel of the Company referred to in Section 4(j).]

          [(4) The accountants' letter referred to in
               Section 4(k).]

          [(5) The officers' certificate referred to in
               Section 4(l).]

OTHER PROVISIONS:

                                   ANNEX II

                             PROVIDIAN CORPORATION

                           Administrative Procedure
                           ------------------------

          This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated September 27, 1996 (the "Distribution Agreement"), between Providian Corporation (the "Company") and Goldman, Sachs & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture. To the extent any procedure set forth below conflicts with the provisions of the Securities, the Indenture or the Distribution Agreement, the relevant provisions of the Securities, the Indenture and the Distribution Agreement shall control.

          The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II below describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are either Permanent Global Securities or Book-Entry Securities (each as defined below). The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in
Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

          The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

          Each Security will be issued only in fully registered form and will be initially represented by either a permanent global certificate (a "Global Certificate") delivered to the Trustee, as agent for The Depository Trust Company, New York, New York (the "Depositary"), or a certificate (a "Definitive Certificate") delivered to a person designated by an Agent. Each security which is represented by a Global Certificate is referred to herein as a "Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

          Pursuant to Sections 301 and 1002 of the Indenture, the Company has appointed First Trust of New York, National Association ("First Trust") as Paying Agent (the "Paying Agent") and as Calculation Agent (the "Calculation Agent") for the Securities. Pursuant to Section 614 of the Indenture, the Trustee has appointed First Trust as Authenticating Agent (the "Authenticating Agent") with respect to the Securities. In addition, the Company has appointed First Trust as its agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securities as set forth in this Administrative Procedure.

     PART I:  PROCEDURES OF GENERAL APPLICABILITY

Posting Rates by Company:
- ------------------------

          The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:
- -------------------------------

          Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

          The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Issuing Agent.

Communication of Sale Information
to Company by Selling Agent:
- ---------------------------------

          After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

          (1)  Principal amount of Securities to be purchased;

          (2)  If a Fixed Rate Security, the interest rate;

          (3) The Interest Payment Date on a Fixed Rate Security, if other than [March 15] and [September 15] of each year and at Maturity;

          (4) The Regular Record Date on a Fixed Rate Note, if other than the [September 1] and [March 1] (whether or not a Business Day (as defined in Part II hereof)), as the case may be, next preceding the [September 15] and [March 15] Interest Payment Dates;

          (5)  Maturity Date;

          (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

          (7)  Issue Price;

          (8) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

          (9)  Net proceeds to the Company;

          (10) Trade Date and Settlement Date (each as defined below);

          (11) If a redeemable Security, such of the following as are applicable:

               (i)  Redemption Commencement Date,

               (ii) Initial Redemption Price (% of par), and

               (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date.

          (12) If a Floating Rate Security, such of the following as are applicable:

                     (i)    Interest Rate Basis,
                     (ii)   Index Maturity,
                     (iii)  Spread or Spread Multiplier,
                     (iv)   Maximum Rate,
                     (v)    Minimum Rate,
                     (vi)   Initial Interest Rate,
                     (vii)  Interest Reset Dates,
                     (viii) Calculation Dates,
                     (ix)   Interest Determination Dates,
                     (x)    Interest Payment Dates,
                     (xi)   Regular Record Dates, and
                     (xii)  Calculation Agent;

          (13) Name, address and taxpayer identification number of the registered owner; and

          (14) Denomination of certificates to be delivered at settlement.


Preparation of Pricing Supplement by Company:
- --------------------------------------------

          If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used. One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to the Agents at the following applicable address: if to Goldman, Sachs & Co., to [Donald T. Hansen], Registration Department, Goldman, Sachs & Co., 85 Broad Street, 10th Floor, New York, New York 10004, telecopy 212-902-3000; if to Merrill Lynch, to Tritech Services, 40 Colonial Drive, Piscataway, New Jersey 08854, telecopy 908-855-2774/75/76,
Attention: Nachman Kimerling, Final Prospectus Unit. For record keeping purposes, one copy of each Pricing Supplement shall also be mailed or telecopied to the Agents at the following addresses: [Donald T. Hansen], Registration Department, Goldman, Sachs & Co., 85 Broad Street, 10th Floor, New

York, New York 10004, telecopy 212-902-3000; Product Management - MTNs, Merrill Lynch & Co., Merrill Lynch World Headquarters, World Financial Center, North Tower, 23rd Floor, New York, New York 10281-1310, telecopy 212-449-2234.


Delivery of Confirmation and
Prospectus to Purchaser by Selling Agent:
- ----------------------------------------

          The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depositary's Institutional Delivery System) or (b) the Security.


Date of Settlement:
- ------------------

          The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date" or "Original Issue Date") which is the third Business Day after the Trade Date, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the Trade Date.


Instruction from the Company to
Issuing Agent for Preparation of Securities:
- -------------------------------------------

          After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

          The Company will instruct the Authenticating Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 2:00 p.m., New York City time, on the second business day prior to the Settlement Date unless, in the case of Securities evidenced by a Definitive Certificate, the Settlement Date is the date of acceptance by the Company of the offer to purchase such Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Authenticating Agent will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instruction.


Preparation and Delivery of Securities
by Issuing Agent and Receipt of Payment Therefor:
- ------------------------------------------------

          The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

          In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

          In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery by the Purchasing Agent of a receipt therefor. On the Settlement Date the Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.


Failure of Purchaser to Pay Selling Agent:
- -----------------------------------------

          If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security, the Selling Agent will promptly notify the Authenticating Agent and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

          The Issuing Agent will deliver to the Trustee for cancellation the Security in respect of which the failure occurred, instruct the Trustee to make appropriate entries in its records and, unless otherwise instructed by the Company, to destroy the Security.


     PART II:  PROCEDURES APPLICABLE TO BOOK-ENTRY
                  SECURITIES AND GLOBAL SECURITIES

          In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Issuing Agent, the Authenticating Agent and the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and First Trust, as Issuing Agent and Paying Agent, to the Depositary, dated ____ __, 1996, and a Medium-Term Note Certificate Agreement, dated _____ __, 19__, between First Trust and the Depositary (the "Certificate Agreement"), and the obligations of First Trust as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depositary (each a "Participant") in accordance with the Depositary's customary practices and reflected in the records of such Participants or one or more indirect participants in the Depositary designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants. As used in this Part II, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

Issuance:           All Fixed Rate Securities which are Book-Entry Securities
                    and have the same Original Issue Date, redemption provisions, Interest Payment Dates, interest rate, interest payment periods, Specified Currency and Stated Maturity
                    (collectively, the "Fixed Rate Terms") will be represented initially by a single Global Certificate in fully registered form without coupons; all Floating Rate Securities which are Book-Entry Securities and have the same Original Issue Date, redemption provisions, Interest Payment Dates, interest payment periods, Interest Rate Basis, Initial Interest Rate,
                    Index Maturity, Spread or Spread Multiplier, if any, Minimum
                    Interest Rate, if any, Maximum Interest Rate, if any,
                    Specified Currency and Stated Maturity (collectively, the
                    "Floating Rate Terms") will be represented initially by a single Global Certificate in fully registered form without coupons; and all Zero

                    Coupon Securities which are Book-Entry Securities and have the same Original Issue Date, redemption provisions, Yield to Maturity, Specified Currency and Stated Maturity (collectively, the "Zero Coupon Terms") will be represented initially by a single Global Certificate in fully registered form without coupons.

Identification:     The Company has arranged with the CUSIP Service Bureau of
                    Standard & Poor's Corporation (the "CUSIP Service Bureau") for the reservation of approximately 900 CUSIP numbers which have been reserved for future assignment and relating to Book-Entry Securities, and the Company has delivered to the Issuing Agent and the Depositary such list of such CUSIP numbers. The Issuing Agent will assign CUSIP numbers to Book-Entry Securities as described below under Settlement
                    Procedure B. The Depositary will notify the CUSIP Service
                    Bureau periodically of the CUSIP numbers that the Issuing
                    Agent has assigned to Book-Entry Securities. The Issuing
                    Agent will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Book-
                    Entry Securities, and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Book-Entry Securities. Upon obtaining such additional CUSIP numbers, the Company will deliver a list of such additional numbers to the Issuing Agent and the Depositary. Book-Entry
                    Securities having an aggregate principal amount in excess of $200,000,000 and otherwise required to be represented by the same Global Certificate will instead be represented by two or more Global Certificates which shall all be assigned the same CUSIP number.

Registration:       Each Global Certificate will be registered in the name of
                    Cede & Co., as nominee for the Depositary, on the Security
                    Register maintained by the Trustee under the Indenture. On the first Business Day of each month, the Authenticating
                    Agent will deliver to the Company a written statement indicating the total principal amount of Outstanding Book-
                    Entry Securities as of the immediately preceding Business
                    Day.

Transfers:          Transfers of interests in a Book-Entry Security will be
                    effected in accordance with arrangements in effect between Participants (and in certain cases, one or more indirect participants in the Depositary) and the beneficial transferors and beneficial transferees of such Book-Entry
                    Security, and the interests of Participants therein will be reflected as appropriate by book entries made by the Depositary.

Exchanges:          The Company may deliver to the Depositary and the CUSIP
                    Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global Certificates (i) having the same Fixed Rate Terms, Floating Rate Terms or
                    Zero Coupon Terms, as the case may be (except that Original
                    Issue Dates need not be the same), (ii) for which interest
                    (if any) has been paid to the same date and (iii) which otherwise constitute Securities of the same series and tenor under the Indenture; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date (if any) for such Book-Entry Securities, on which such Global Certificates shall be exchanged for a single replacement Global
                    Certificate; and (c) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global
                    Certificate. Upon receipt of such a notice, the Depositary will send to its participants (including the Issuing Agent) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Company will deliver to the CUSIP Service
                    Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Certificates to be exchanged will no longer be valid. On the specified exchange date, the Issuing Agent will exchange such Global
                    Certificates for a single Global Certificate authenticated by the Authenticating Agent and bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
                    Certificates will, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. Notwithstanding the foregoing, if the Global Certificates to be exchanged exceed $200,000,000 in aggregate principal amount, one replacement Global
                    Certificate will be authenticated and issued to represent each $200,000,000 of principal amount of the exchanged
                    Global Certificates and an additional Global Certificate will be authenticated and issued to represent any remaining principal amount of such Global Certificates (see
                    "Denominations" below).

Denominations:      All Book-Entry Securities will be denominated in U.S.
                    dollars. Book-Entry Securities will be issued in denominations of $100,000 and any larger denomination which is an integral multiple of $1,000. Global Certificates will be denominated in principal amounts not in excess of $200,000,000. If one or more Book-Entry Securities having an aggregate principal amount in excess of $200,000,000 would, but for the preceding sentence, be represented by a single
                    Global Certificate, then one Global Certificate will be issued to represent each $200,000,000 principal amount of such Book-Entry Security or Book-Entry Securities and an additional Global Certificate will be issued to represent any remaining principal amount of such Book-Entry Security or Book-Entry Securities. In such a case, each of the Global
                    Certificates representing such Book-Entry Security or Securities shall be assigned the same CUSIP number.

Interest:           General. The Depositary will arrange for each pending
                    deposit message described under Settlement Procedure C below to be transmitted to Standard & Poor's Corporation, which will use the message to include certain information regarding the related Book-Entry Notes in the appropriate daily bond report published by Standard & Poor's
                    Corporation.

                    Notice of Interest Payments and Regular Record Dates. On the first Business Day of [January, April, July and October] of each year, the Paying Agent will deliver to the Company and to the Dividend Department of the Depositary a written list of Regular Record Dates and Interest Payment Dates that will occur during the six-month period beginning on such first Business Day with respect to Book-Entry Securities which are Floating Rate Notes. Promptly after each Interest Determination Date for Book-Entry Securities which are Floating Rate Notes, the Calculation Agent will notify Standard & Poor's Corporation of the interest rates determined on such Interest Determination Date.

Payments of
 Principal
 and Interest:         Payments of Interest Only. Promptly after each Regular
                       Record Date, the Paying Agent will deliver to the Company and the Dividend Department of the Depositary a written notice specifying by CUSIP number the amount of interest
                       (if any) to be paid on each Book-Entry Security on the following Interest Payment Date (other than an Interest
                       Payment Date coinciding with the Maturity of such Security) and the total of such amounts. The Depositary will confirm the amount payable (if any) on each Book-
                       Entry Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's
                       Corporation. On such Interest Payment Date, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to the Depositary, such total amount of interest due (other than at Maturity of such Security), at the times and in the manner set forth below under "Manner of Payment".

                       Payments at Maturity. On or about the first Business Day of each month, the Paying Agent will deliver to the Company and the Depositary a written list of principal, premium, if any, and interest to be paid on each Book-Entry Security maturing either at Stated Maturity or on a Redemption Date ("Maturity") in the following month. The Paying Agent, the Company and the Depositary will confirm the amounts of such principal, premium (if any) and interest payments with respect to each such Book-Entry Security on or about the fifth Business Day preceding the Maturity of such Book-Entry Security. At such Maturity, the Company will pay to the Paying Agent, and the Paying Agent in turn will pay to the Depositary, the principal amount of such Book-

                       Entry Security, together with interest and premium, if any, due at such Maturity, at the times and in the manner set forth below under "Manner of Payment". Promptly after payment to the Depositary of the principal, interest and premium, if any, due at the Maturity of all Book-Entry Securities represented by a particular Global Certificate, the Paying Agent will deliver to the Trustee for cancellation such Global Certificate.

                       Manner of Payment. The total amount of any principal, premium and interest due on Book-Entry Securities on any Interest Payment Date or at Maturity shall be paid by the Company to the Paying Agent, in funds immediately available for use by the Issuing and Paying Agent as of 9:30 a.m., New York City time, on such date. The Company will make such payment on such Book-Entry Securities by wire transfer to the Paying Agent or by instructing the Paying Agent to withdraw funds from an account maintained by the Company at the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. For principal payments at Maturity, prior to 10:00 a.m., New York City time, on such Maturity or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depositary) to an account at the Federal Reserve Bank of New York previously specified by the Depositary, in funds available for immediate use by the Depositary, each payment of interest, principal and premium, if any, due on Book-Entry Securities on such date; and for interest payments, the Paying Agent will pay the Depositary in same-day funds on the Interest Payment Date in accordance with existing arrangements between the Paying Agent and the Depositary. Thereafter on each such date, the Depositary will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names such Book-Entry Securities are recorded in the book-entry system maintained by the Depositary. Once payment has been made to the Depositary, neither the Company, the Trustee nor the Paying Agent shall have any responsibility or liability for the payment by the Depositary of the principal of, or premium, if any, or interest on, the Book-Entry Securities to such Participants.

                       Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Security will be determined and withheld by the Participant, indirect participant in the Depositary or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Book-Entry Security, or as applicable law may otherwise require.

Settlement
 Procedures:           Settlement Procedures with regard to each Book-Entry
                       Security sold by each Agent, as agent of the Company, will be as follows:

                           A. After the acceptance of an offer by the Company with respect to a Book-Entry Security, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but no later than the time set forth under the "Settlement Procedures Timetable" below, the following details of the terms of such offer (the "Book-Entry Sale Information") to the Company by telephone confirmed in writing or by facsimile transmission or other acceptable written means:

                               (1) Principal amount of the Book-Entry Security to be purchased;

                               (2)   If a Fixed Rate Security, the interest
                                     rate;

                               (3)   Stated Maturity;

                               (4)   Issue Price;

                               (5) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                               (6)  Net proceeds to the Company;

                               (7)  Trade Date and Settlement Date;

                               (8) If a Security redeemable by the Company, such of the following as are applicable:

                                    (i)    Redemption Commencement Date,

                                    (ii)   Initial Redemption Price (% of par),
                                           and

                                    (iii)  Amount (% of par) that the Redemption
                                           Price shall decline (but not below
                                           par) on each anniversary of the
                                           Redemption Commencement Date;

                               (9) If a Floating Rate Security, such of the following as are applicable:

                                    (i)    Interest Rate Basis,

                                    (ii)   Index Maturity,

                                    (iii)  Spread or Spread Multiplier,

                                    (iv)   Maximum Interest Rate,

                                    (v)    Minimum Interest Rate,

                                    (vi)   Initial Interest Rate,

                                    (vii)  Interest Rate Reset Period,

                                    (viii) Calculation Dates,

                                    (ix)   Interest Calculation Dates,

                                    (x)    Interest Payment Dates,

                                    (xi)   Regular Record Dates, and

                                    (xii)  Calculation Agent;

                               (10) If the amount of principal payable on a Security will be determined by reference to an index or formula, a full description of such index or formula;

                               (11) If an OID Note, the total amount of OID, the Yield to Maturity and the initial accrual period of OID; and

                               (12) The taxpayer identification number of the purchaser.

                            B. Upon receiving the Book-Entry Sale Information from the Selling Agent or the Purchasing Agent, as the case may be, the Company will advise the Issuing Agent by telephone (confirmed by facsimile or electronic transmission) of the Book-Entry Sale Information received from the Selling Agent or the Purchasing Agent, as the case may be, and the name of such Agent.

                            C. The Issuing Agent will assign a CUSIP number to the Global Certificate representing such Book-Entry Security and will communicate to the Depositary, such Agent and Standard & Poor's Corporation, through the Depositary's Participant Terminal System, a pending deposit message (the form of which has been previously furnished to the Issuing Agent by the Company) specifying the following settlement information:

                                  1.    The Book-Entry Sale Information.

                                  2.    Identification numbers of the
                                        participant accounts maintained by the
                                        Depositary on behalf of the Issuing
                                        Agent and such Agent.

                               3. Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security.

                               4.    Initial Interest Payment Date for such
                                     Security, number of days by which such date succeeds the related record date for Depositary purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding such Initial Interest Payment
                                     Date) and, if then calculable, the amount of interest payable on such Initial Interest Payment Date (which amount shall have been confirmed by the Trustee).

                               5.    CUSIP number of the Global Certificate
                                     representing such Book-Entry Security.

                               6.    Whether such Global Certificate will
                                     represent any other Book-Entry Securities issued or to be issued (to the extent then known).

                           D. The Company will complete and deliver to the Issuing Agent a Global Certificate representing such Book-Entry Security, and the Company will instruct the Authenticating Agent by facsimile transmission or other acceptable written means to authenticate such Global Certificate, to register such Global Certificate in the name of Cede & Co., as nominee of the Depositary, and to effect delivery thereof to the Depositary by the Issuing Agent's possession of such authenticated Global Certificate as agent for the Depositary.

                           E. The Authenticating Agent will authenticate the Global Certificate representing such Book-Entry Security, register such Global Certificate in the name of Cede & Co., as nominee of the Depositary. The Issuing Agent will take delivery thereof as agent for the Depositary.

                           F. The Depositary will credit such Book-Entry Security to the participant account of the Issuing Agent maintained by the Depositary.

                           G. The Issuing Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the Issuing Agent's participant account and credit such Book-Entry Security to the participant account of the Selling Agent or the Purchasing Agent, as the case may be, maintained by the Depositary and
                               (ii) to debit the settlement account of the Selling Agent or the Purchasing Agent, as the case may be, and credit the settlement account of the Issuing Agent maintained by the Depositary, in an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as the case may be. Any entry of such a deliver order shall be deemed to constitute a confirmation by the Authenticating Agent and the Issuing Agent to the Depositary that (i) the Global Certificate representing such Book-Entry Security has been issued and authenticated and
                               (ii) the Issuing Agent is holding such Global Certificate as agent of the Depositary pursuant to the Certificate Agreement.

                           H. The Selling Agent or the Purchasing Agent, as the case may be, will enter an SDFS deliver instruction through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to the participant account of such Agent and
                                       credit such Book-Entry Security to the
                                       participant accounts of the Participants with respect to such Book-Entry Security maintained by the Depositary and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent maintained by the Depositary in an amount equal to the price of such Book-Entry Security.

                                   I.  Transfers of funds in accordance with
                                       SDFS deliver orders described in
                                       Settlement Procedures G and H will be
                                       settled in accordance with SDFS operating procedures in effect on the Settlement Date.

                                   J.  The Issuing Agent will credit to an
                                       account of the Company maintained at the Issuing Agent funds available for immediate use in the amount transferred to the Issuing Agent in accordance with Settlement Procedure G.

                                   K. The Issuing Agent will send a copy of the Global Certificate by first-class mail to the Company together with a statement setting forth the principal amount of Securities Outstanding and of Book-Entry Securities Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Securities of which the Company has advised the Issuing Agent but which have not yet been settled.

                                   L.  The Selling Agent or the Purchasing
                                       Agent, as the case may be, will confirm
                                       the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order through the Depositary's Participant Terminal System or by mailing a written confirmation to such purchaser.

                                   M.  Notwithstanding the foregoing, the
                                       Selling Agent shall in all cases take the actions described under the caption "Delivery of Confirmation and Prospectus to Purchaser by Selling Agent" in Part I of this Administrative Procedure, at the time or times specified under such caption for such actions.

Settlement
 Procedures

 Timetable:                For all orders of Book-Entry Securities solicited by
                           a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade
                           Date, Settlement Procedures "A" through "L" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


                           Settlement
                           Procedure                    Time
                           ----------                   ----

                           A    11:00 a.m. on the trade date
                           B    12:00 Noon on the trade date
                           C    2:00 p.m. on the trade date
                           D    3:00 p.m. on the Business Day
                                 before Settlement Date
                           E    9:00 a.m. on Settlement Date
                           F    10:00 a.m. on Settlement Date
                           G-H  2:00 p.m. on Settlement Date
                           I    4:45 p.m. on Settlement Date
                           J-L  5:00 p.m. on Settlement Date

                           If a sale is to be settled more than one Business Day after the trade date, Settlement Procedures A, B, and C may, if necessary, be completed at any time prior to the specified times on the first Business Day after the trade date. In connection with a sale which is to be settled more than one Business Day after the trade date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure A is completed, Settlement Procedures B and C shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., New York City time, respectively, on the second Business Day before the Settlement Date. Settlement Procedure I is subject to extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                          If settlement of a Book-Entry Security is rescheduled or cancelled, the Company will as soon as practicable give the Issuing Agent notice to such effect. The Issuing Agent will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message (the form of which has been previously furnished to the Issuing Agent by the Depositary) to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date (provided the Issuing Agent received such notice from the Company by noon on the Business Day immediately preceding the Settlement Date) and in any case as soon as practicable. A copy of such message will be routed through the facilities of the Depositary to the Selling Agent and Standard & Poor's Corporation.

Failure to

 Settle: If the Issuing Agent fails to enter in timely fashion an SDFS deliver order with respect to any portion of a Book-Entry Security pursuant to Settlement Procedure G, or if the Selling Agent or the Purchasing Agent, as the case may be, fails to enter in timely fashion an SDFS deliver order with respect to such Book-Entry Security pursuant to Settlement Procedure H, the Issuing Agent may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message (the form of which has been previously furnished to the Issuing Agent by the Depositary) instructing the Depositary to debit such Book-Entry Security to the participant account of the Issuing Agent maintained at the Depositary. A copy of such message will be routed through the facilities of the Depositary to such Agent. The Depositary will process the withdrawal message, provided that such participant account contains Book-Entry Securities having the same Fixed Rate Terms, Floating Rate Terms or Zero Coupon Terms, as the case may be, having an aggregate principal amount that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Securities represented by a particular Global Certificate, the Issuing Agent will instruct the Trustee to cancel immediately such Global Certificate, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Global Certificate. The CUSIP number assigned to such Global Certificate shall, in accordance with CUSIP Service Bureau procedures, be retired and not reassigned. If withdrawal messages are processed with respect to only a portion of the Book-Entry Securities represented by a particular Global Certificate, the Issuing Agent will exchange such Global Certificate for two Global Certificates authenticated by the Authenticating Agent, one of which shall represent the Book-Entry Securities for which withdrawal messages are processed and shall be cancelled by the Trustee and destroyed immediately after issuance, and the other of which shall represent the other Book-Entry Securities previously represented by the surrendered Global Certificate and shall bear the CUSIP number of the surrendered Global Certificate. The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                          If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Security by the beneficial purchaser thereof or by a person, including an indirect participant in the Depositary, acting on behalf of such purchaser (other than the Purchasing Agent, if any), such Participants and, in turn, the Selling Agent or the Purchasing Agent, as the case may be, may enter SDFS deliver orders through the Depositary's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures G and H, respectively. Immediately thereafter, the Issuing Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Company will reimburse such Agent on an equitable basis for its loss of the use of funds during any period when the funds were credited to the account of the Company in connection with such attempted settlement.

                       Notwithstanding the foregoing, upon any failure to settle with respect to any portion of a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to any portion of a Book-Entry Security that was to have been represented by a Global Certificate also representing other Book-Entry Securities, the Issuing Agent will provide, in accordance with Settlement Procedures D and E, for the authentication and issuance of a Global Certificate representing the remaining principal amount to have been represented by such Global Certificate and will make appropriate entries in its records.

Issuing and Paying
 Agents Not to
 Risk Funds:           Nothing herein will be deemed to require the Issuing
                       Agent or the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the Depositary or any Securityholder, it being understood by all parties that payments made by the Issuing Agent or the Paying Agent to any party will be made only to the extent that funds are provided to the Issuing Agent or the Paying Agent, as the case may be, for such purpose.

                                                                       ANNEX III
                                                                       ---------
                              Accountant's Letter
                              -------------------


          Pursuant to Section 4(k) and Section 6(e), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) (A) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and (B) if they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of any consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company included or incorporated by reference in the Registration Statement or the Prospectus, they have made such reviews in accordance with standards established by the American Institute of Certified Public Accountants for the periods specified in such letter as indicated in their reports thereon, copies of which have been furnished to the Agents;

          (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Registration Statement and Prospectus; and on the basis of the foregoing procedure and other specified procedures including inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to above comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act as it applies to Form 10-Q and the related published rules and regulations and whether those unaudited condensed consolidated financial statements are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus, nothing came to their attention that caused them to believe that (a) any material modifications should be made to such unaudited condensed consolidated financial statements for them to be in conformity with generally accepted accounting principles applied on a basis substantially

                                     III-1
consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus and
(b) the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act as it applies to Form 10-Q and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company, Commonwealth Life Insurance Company, Peoples Security Life Insurance Company, Providian Life and Health Insurance Company, Providian National Bank and First Deposit National Bank (all of which are direct or indirect subsidiaries of the Company) since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of certain officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                       (A) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                       (B) (1) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the capital stock of the Company (other than issuances of capital stock upon exercise of options which were outstanding on the date of the latest statement of financial condition included or incorporated by reference in the Prospectus) or any change in the consolidated

                                     III-2
                       capital stock (other than any such issuances) or any increase in the consolidated short-term or long-term debt of the Company and its consolidated subsidiaries, or (2) as of the date of the most recent consolidated financial statements available for internal use or otherwise available on the date which is five days prior to the date of such letter, there have been any decreases in consolidated total assets, total cash and investments or shareholders' equity, in each case as compared with amounts shown in the latest statement of financial condition included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                       (C) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the date of the most recent consolidated financial statements available for internal use or otherwise available on the date which is five days prior to the date of such letter, there were any decreases in the total or per share amounts of consolidated income before federal income taxes, consolidated premiums and other considerations or consolidated investment income, net of expenses, in each case as compared with the comparable period of the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                       (vi) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii), (iv) and (v) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are included in or can be derived from (a) the audited consolidated financial statements and related financial statement schedules, or (b) the unaudited condensed consolidated financial statements, or (c) analyses prepared by the Company from accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared such amounts, percentages and financial information with (a) the audited consolidated financial statements

                                     III-3
and related financial statement schedules, or (b) the unaudited condensed consolidated financial statements, or (c) analyses prepared by the Company from accounting records of the Company and its subsidiaries, and have found them to be in agreement except as indicated in such letter.

          All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under
Section 4(k) thereof.

                                     III-4